Exhibit 32

CERTIFICATION PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

(18 U.S.C. 1350)

In connection with the Annual Report of LMK Global Resources, Inc. (the "Company") on Form 10-K for the year ended June 30, 2012, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Frank Drechsler, Sole officer and director of the Company, certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. 1350), that to my knowledge:

1.

the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.

the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: October 31, 2012

\s\ Frank Drechsler

Frank Drechsler

Sole officer and director